Exhibit 99.1

REPAY Reports Fourth Quarter and Full Year 2021 Financial Results

ATLANTA, March 1, 2022 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its fourth quarter and full year ended December 31, 2021.

“We reported a strong fourth quarter, capping off another successful year of growth for REPAY, both organically and through acquisitions. In 2021, we experienced card payment volume and gross profit growth of 35% and 44%, respectively, compared to 2020,” said John Morris, CEO of REPAY. “We are well positioned for another successful year of growth in 2022, and we will continue to position ourselves to take advantage of the many secular trends towards frictionless digital payments that have been, and we expect will continue to be, a tailwind driving our business.”

Three Months Ended December 31, 2021 Highlights

•	Card payment volume was $5.6 billion, an increase of 43% over the fourth quarter of 2020
•	Total revenue was $62.2 million, a 50% increase over the fourth quarter of 2020
•	Gross profit was $47.2 million, an increase of 57% over the fourth quarter of 2020
•	Net loss was ($17.4) million, as compared to a net loss of ($8.9) million in the fourth quarter of 2020
•	Adjusted EBITDA[1], revised definition was $27.8 million, an increase of 58% over the fourth quarter of 2020
•	Adjusted Net Income[1], revised definition was $27.0 million, an increase of 130% over the fourth quarter of 2020
•	Adjusted Net Income[1] per share, revised definition was $0.28

Twelve Months Ended December 31, 2021 Highlights

•	Card payment volume was $20.5 billion, an increase of 35% over the full year 2020
•	Total revenue was $219.3 million, a 41% increase over the full year 2020
•	Gross profit was $163.8 million, an increase of 44% over the full year 2020
•	Net loss was $(56.0) million, as compared to net loss of $(117.4) million in the full year 2020
•	Adjusted EBITDA[1], revised definition was $93.2 million, an increase of 57% over the full year 2020
•	Adjusted Net Income[1], revised definition was $73.0 million, an increase of 100% over the full year 2020
•	Adjusted Net Income[1] per share, revised definition was $0.80

Gross profit represents total revenue less cost of services. Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are non-GAAP financial measures.  See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

1 Beginning with the fourth quarter of 2021, the Company changed its definitions of its non-GAAP financial measures to simplify the presentation and enhance comparability between periods. A historical reconciliation of net income to both the revised and previous definitions of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share is set forth in the attachment to this release.

2022 Outlook

“We are pleased with our fourth quarter performance, reporting gross profit growth of 57%,” said Tim Murphy, CFO of REPAY. “In 2022, we will continue to invest in sales, product and technology to further accelerate our growth and position us well for the digital shifts our industry is experiencing across the verticals we serve. Our outlook assumes organic growth of approximately 20%, which we expect to gradually increase throughout 2022, with much stronger growth in the second half of the year.”

The change in methodology for REPAY’s Non-GAAP financial measures has no impact on the Company’s outlook for 2022 and any subsequent periods, as Adjusted EBITDA is presented below under the revised definition. REPAY expects the following financial results for full year 2022.

Full Year 2022 Outlook
Card Payment Volume	$27 - 28 billion
Total Revenue	$296 - 306 million
Gross Profit	$224 - 232 million
Adjusted EBITDA	$128 - 134 million

This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in 2022. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2022 Adjusted EBITDA, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss fourth quarter and full year 2021 financial results today, March 1, 2022, at 5:30 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13726126. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of warrant liabilities, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, employee recruiting costs, other taxes, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of warrant liabilities, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, employee recruiting costs, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and twelve months ended December 31, 2021 and 2020 (excluding certain shares subject to forfeiture). REPAY believes that Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

Beginning with the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges and their tax effects. Adjusted EBITDA and Adjusted Net Income for the years and quarters ended December 31, 2020 and 2019 were also adjusted to conform to the current presentation, resulting in reductions in the Adjusted EBITDA and Adjusted Net Income from the previously reported amounts. The presentation for Adjusted EBITDA and Adjusted Net Income for all periods presented have been updated to reflect these changes and a reconciliation between the revised and previous definitions of Adjusted EBITDA and Adjusted Net Income have been provided within the “Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA” and “Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income” tables below. The change in methodology for Non-GAAP financial measures has no impact on the Company’s outlook for 2022 and any subsequent periods.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2022 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of the Company’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

($ in thousands)	Three Months ended December 31, 2021 (Unaudited)	Three Months ended December 31, 2020 (Unaudited)	Year ended December 31, 2021	Year ended December 31, 2020
Revenue	$62,200	$41,438	$219,258	$155,036
Operating expenses
Costs of services	$15,000	11,457	$55,484	41,447
Selling, general and administrative	33,421	21,537	120,053	87,302
Depreciation and amortization	26,312	16,776	89,692	60,807
Change in fair value of contingent consideration	5,947	500	5,846	(2,510)
Impairment loss	2,180	—	2,180	—
Total operating expenses	$82,860	$50,270	$273,255	$187,046
Loss from operations	$(20,660)	$(8,832)	$(53,997)	$(32,010)
Interest expense	(916)	(3,598)	(3,679)	(14,445)
Loss on extinguishment of debt	—	—	(5,941)	—
Change in fair value of warrant liabilities	—	—	—	(70,827)
Change in fair value of tax receivable liability	(14,208)	(384)	(14,109)	(12,439)
Other income (expense)	15	(73)	97	(3)
Other loss	—	—	(9,099)	—
Total other expense	(15,109)	(4,055)	(32,731)	(97,714)
Loss before income tax benefit	(35,769)	(12,887)	(86,728)	(129,724)
Income tax benefit	18,371	3,963	30,691	12,358
Net loss	$(17,398)	$(8,924)	$(56,037)	$(117,366)
Net loss attributable to non-controlling interests	(1,642)	284	(5,952)	(11,770)
Net loss attributable to the Company	$(15,756)	$(9,208)	$(50,085)	$(105,596)
Weighted-average shares of Class A common stock outstanding - basic and diluted	88,431,186	71,166,120	83,318,189	52,180,911
Loss per Class A share - basic and diluted	($0.18)	($0.13)	($0.60)	($2.02)

Consolidated Balance Sheets

($ in thousands)	December 31, 2021	December 31, 2020
Assets
Cash and cash equivalents	$50,049	$91,130
Accounts receivable	33,236	21,311
Prepaid expenses and other	12,427	6,925
Total current assets	95,712	119,366

Property, plant and equipment, net	3,801	1,628
Restricted cash	26,291	15,375
Intangible assets, net	577,694	369,227
Goodwill	824,082	458,970
Operating lease right-of-use assets, net	10,500	10,075
Deferred tax assets	145,260	135,337
Other assets	2,500	—
Total noncurrent assets	1,590,128	990,612
Total assets	$1,685,840	$1,109,978

Liabilities
Accounts payable	$20,083	11,880
Related party payable	17,394	15,812
Accrued expenses	26,819	19,216
Current maturities of long-term debt	—	6,761
Current operating lease liabilities	1,990	1,527
Current tax receivable agreement	24,496	10,240
Other current liabilities	1,566	-
Total current liabilities	92,348	65,436

Long-term debt, net of current maturities	448,485	249,953
Noncurrent operating lease liabilities	9,091	8,837
Tax receivable agreement, net of current portion	221,333	218,988
Other liabilities	1,547	10,583
Total noncurrent liabilities	680,456	488,361
Total liabilities	$772,804	$553,797

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized, and 88,502,621 and 71,244,682 issued and outstanding as of December 31, 2021 and 2020, respectively	9	7
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of December 31, 2020 and 2019	—	—
Additional paid-in capital	1,100,012	691,675
Accumulated other comprehensive loss	(2)	(6,437)
Accumulated deficit	(226,016)	(175,932)
Total Repay stockholders' equity	874,003	509,313
Non-controlling interests	39,033	46,868
Total equity	$913,036	$556,181
Total liabilities and equity	$1,685,840	$1,109,978

Key Operating and Non-GAAP Financial Data

Unless otherwise stated, all results compare fourth quarter and year ended 2021 results to fourth quarter and year ended 2020 results from continuing operations for the periods ended December 31, respectively.

The following tables and related notes reconcile these non-GAAP measures to GAAP information for the three-month and years ended December 31, 2021 and 2020:

	Three months ended December 31,			Year ended December 31,
(in $ thousands)	2021	2020	% Change	2021	2020	% Change
Card payment volume	$5,643,146	$3,954,934	43%	$20,463,810	$15,194,939	35%
Gross profit[1]	47,200	29,981	57%	163,774	113,589	44%
Adjusted EBITDA[2]	27,846	17,604	58%	93,200	59,551	57%

(1)	Gross profit represents total revenue less other costs of services.
(2)

Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended December 31, 2021 and 2020

(Unaudited)

($ in thousands)	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020 (k)
Revenue	$62,200	$41,438
Operating expenses
Costs of services	$15,000	$11,457
Selling, general and administrative	33,421	21,537
Depreciation and amortization	26,312	16,776
Change in fair value of contingent consideration	5,947	500
Impairment loss	2,180	—
Total operating expenses	$82,860	$50,270
Loss from operations	$(20,660)	$(8,832)
Other (expense) income
Interest expense	(916)	(3,598)
Change in fair value of tax receivable liability	(14,208)	(384)
Other income (expense)	15	(73)
Total other expense	(15,109)	(4,055)
Loss before income tax benefit	(35,769)	(12,887)
Income tax benefit	18,371	3,963
Net loss	$(17,398)	$(8,924)

Add:
Interest expense	916	3,598
Depreciation and amortization (a)	26,312	16,776
Income tax benefit	(18,371)	(3,963)
EBITDA	$(8,541)	$7,487

Non-cash change in fair value of contingent consideration (b)	5,947	500
Non-cash change in fair value of assets and liabilities (c)	14,208	384
Share-based compensation expense (d)	6,082	4,679
Transaction expenses (e)	5,507	3,147
Employee recruiting costs (f)	182	92
Other taxes (g)	352	29
Restructuring and other strategic initiative costs (h)	1,643	524
Other non-recurring charges (i)	2,466	762
Adjusted EBITDA, revised definition	$27,846	$17,604

Revised definition no longer adjusts for:
Commission restructuring charges (j)	—	1,394
Adjusted EBITDA, previous definition	$27,846	$18,998

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Years Ended December 31, 2021 and 2020

(Unaudited)

($ in thousands)	Year Ended December 31, 2021	Year Ended December 31, 2020 (k)
Revenue	$219,258	$155,036
Operating expenses
Costs of services	55,484	41,447
Selling, general and administrative	120,053	87,302
Depreciation and amortization	89,692	60,807
Change in fair value of contingent consideration	5,846	(2,510)
Impairment loss	2,180	—
Total operating expenses	$273,255	$187,046
Loss from operations	$(53,997)	$(32,010)
Other (expense) income
Interest expense	(3,679)	(14,445)
Loss on extinguishment of debt	(5,941)	—
Change in fair value of warrant liabilities	—	(70,827)
Change in fair value of tax receivable liability	(14,109)	(12,439)
Other income (expense)	97	(3)
Other loss	(9,099)	—
Total other expense	(32,731)	(97,714)
Loss before income tax benefit	(86,728)	(129,724)
Income tax benefit	30,691	12,358
Net loss	$(56,037)	$(117,366)

Add:
Interest expense	3,679	14,445
Depreciation and amortization (a)	89,692	60,807
Income tax benefit	(30,691)	(12,358)
EBITDA	$6,643	$(54,472)

Loss on extinguishment of debt (l)	5,941	—
Loss on termination of interest rate hedge (m)	9,080	—
Non-cash change in fair value of warrant liabilities (n)	—	70,827
Non-cash change in fair value of contingent consideration (b)	5,846	(2,510)
Non-cash change in fair value of assets and liabilities (c)	14,109	12,439
Share-based compensation expense (d)	22,311	19,446
Transaction expenses (e)	19,250	10,924
Employee recruiting costs (f)	612	214
Other taxes (g)	977	426
Restructuring and other strategic initiative costs (h)	4,578	1,103
Other non-recurring charges (i)	3,853	1,154
Adjusted EBITDA, revised definition	$93,200	$59,551

Revised definition no longer adjusts for:
Commission restructuring charges (j)	2,527	8,614
Adjusted EBITDA, previous definition	$95,727	$68,165

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended December 31, 2021 and 2020

(Unaudited)

($ in thousands)	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020 (k)
Revenue	$62,200	$41,438
Operating expenses
Costs of services	$15,000	$11,457
Selling, general and administrative	33,421	21,537
Depreciation and amortization	26,312	16,776
Change in fair value of contingent consideration	5,947	500
Impairment loss	2,180	—
Total operating expenses	$82,860	$50,270
Loss from operations	$(20,660)	$(8,832)
Other (expense) income
Interest expense	(916)	(3,598)
Change in fair value of tax receivable liability	(14,208)	(384)
Other income (expense)	15	(73)
Total other expense	(15,109)	(4,055)
Loss before income tax benefit	(35,769)	(12,887)
Income tax benefit	18,371	3,963
Net loss	$(17,398)	$(8,924)

Add:
Amortization of acquisition-related intangibles (o)	23,174	14,188
Non-cash change in fair value of contingent consideration (b)	5,947	500
Non-cash change in fair value of assets and liabilities(c)	14,208	384
Share-based compensation expense (d)	6,082	4,679
Transaction expenses (e)	5,507	3,147
Employee recruiting costs (f)	182	92
Restructuring and other strategic initiative costs (h)	1,643	524
Other non-recurring charges (i)	2,466	762
Non-cash interest expense (p)	676	—
Pro forma taxes at effective rate (q)	(15,535)	(3,655)
Adjusted Net Income, revised definition	$26,952	$11,697

Shares of Class A common stock outstanding (on an as-converted basis) (r)	96,357,762	79,524,966
Adjusted Net Income per share, revised definition	$0.28	$0.15

Revised definition no longer adjusts for:
Commission restructuring charges (j)	—	1,394
Change in tax effect of adjustment (s)	—	(229)
Adjusted Net Income, previous definition	$26,952	$12,862
Adjusted Net Income per share, previous definition	$0.28	$0.16

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Years Ended December 31, 2021 and 2020

(Unaudited)

($ in thousands)	Year Ended December 31, 2021	Year Ended December 31, 2020 (k)
Revenue	$219,258	$155,036
Operating expenses
Costs of services	55,484	41,447
Selling, general and administrative	120,053	87,302
Depreciation and amortization	89,692	60,807
Change in fair value of contingent consideration	5,846	(2,510)
Impairment loss	2,180	—
Total operating expenses	$273,255	$187,046
Loss from operations	$(53,997)	$(32,010)
Other (expense) income
Interest expense	(3,679)	(14,445)
Loss on extinguishment of debt	(5,941)	—
Change in fair value of warrant liabilities	—	(70,827)
Change in fair value of tax receivable liability	(14,109)	(12,439)
Other income (expense)	97	(3)
Other loss	(9,099)	—
Total other expense	(32,731)	(97,714)
Loss before income tax benefit	(86,728)	(129,724)
Income tax benefit	30,691	12,358
Net loss	$(56,037)	$(117,366)

Add:
Amortization of acquisition-related intangibles (o)	79,932	52,126
Loss on extinguishment of debt (l)	5,941	—
Loss on extinguishment of interest rate hedge (m)	9,080	—
Non-cash change in fair value of warrant liabilities (n)	—	70,827
Non-cash change in fair value of contingent consideration (b)	5,846	(2,510)
Non-cash change in fair value of assets and liabilities (c)	14,109	12,439
Share-based compensation expense (d)	22,311	19,446
Transaction expenses (e)	19,250	10,924
Employee recruiting costs (f)	612	214
Restructuring and other strategic initiative costs (h)	4,578	1,103
Other non-recurring charges(i)	3,853	1,154
Non-cash interest expense (p)	2,536	—
Pro forma taxes at effective rate (q)	(38,998)	(11,813)
Adjusted Net Income, revised definition	$73,013	$36,544

Shares of Class A common stock outstanding (on an as-converted basis) (r)	91,264,512	73,373,106
Adjusted Net Income per share, revised definition	$0.80	$0.50

Revised definition no longer adjusts for:
Commission restructuring charges (j)	2,527	8,614
Change in tax effect of adjustment (s)	(571)	(1,413)
Adjusted Net Income, previous definition	$74,969	$43,745
Adjusted Net Income per share, previous definition	$0.82	$0.60

Quarterly Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

	Predecessor			Successor
($ in thousands)	Three Months Ended March 31, 2019	Three Months Ended June 30, 2019	July 1, 2019 through July 10, 2019	July 10, 2019 through September 30, 2019	Three Months Ended September 30, 2019 (Combined)	Three Months Ended December 31, 2019	Three Months Ended March 31, 2020	Three Months Ended June 30, 2020	Three Months Ended September 30, 2020	Three Months Ended December 31, 2020	Three Months Ended March 31, 2021	Three Months Ended June 30, 2021	Three Months Ended September 30, 2021	Three Months Ended December 31, 2021
Net income (loss)	$4,864	$4,156	$(32,763)	$(15,882)	$(48,645)	$(30,939)	$(13,182)	$(83,200)	$(12,060)	$(8,924)	$(17,981)	$(13,351)	$(7,308)	$(17,398)

Add:
Interest expense	1,449	1,470	227	2,686	2,913	3,236	3,518	3,704	3,624	3,598	1,183	817	764	916
Depreciation and amortization (a)	2,914	2,975	333	10,703	11,036	4,895	13,904	14,706	15,421	16,776	17,793	19,679	25,907	26,312
Income tax benefit	—	—	—	(2,719)	(2,719)	(2,272)	(1,116)	(3,897)	(3,383)	(3,963)	(5,942)	(4,117)	(2,261)	(18,371)
EBITDA	$9,227	$8,601	$(32,203)	$(5,212)	$(37,415)	$(25,080)	$3,124	$(68,687)	$3,602	$7,487	$(4,947)	$3,028	$17,102	$(8,541)

Loss on extinguishment of debt (l)	—	—			1,316	64	—	—	—	—	5,941	—	—	—
Loss on termination of interest rate hedge (m)	—	—			—	—	—	—	—	—	9,080	—	—	—
Non-cash change in fair value of warrant liabilities (n)	—	—			—	15,258	6,898	66,670	(2,740)	—	—	—	—	—
Non-cash change in fair value of contingent consideration (b)	—	—			—	—	—	740	(3,750)	500	2,649	(1,200)	(1,550)	5,947
Non-cash change in fair value of assets and liabilities (c)	—	—			451	1,188	542	10,038	1,475	384	(1,043)	4,355	(3,411)	14,208
Share-based compensation expense (d)	127	124			10,409	12,262	3,523	5,475	5,768	4,679	5,151	5,505	5,573	6,082
Transaction expenses (e)	1,686	810			35,017	2,613	2,869	1,575	3,332	3,147	2,340	6,978	4,425	5,507
Management Fees(t)	100	100			11	—	—	—	—	—	—	—	—	—
Employee recruiting costs (f)	15	0			18	18	0	56	67	92	136	38	256	182
Other taxes (g)	59	168			32	(33)	186	39	171	29	139	420	66	352
Restructuring and other strategic initiative costs (h)	124	93			80	56	78	112	389	524	628	945	1,362	1,643
Other non-recurring charges (i)	—	—			114	101	130	202	60	762	386	334	667	2,466
Adjusted EBITDA, revised definition	$11,338	$9,896			$10,033	$6,447	$17,350	$16,221	$8,374	$17,604	$20,460	$20,403	$24,490	$27,846

Revised definition no longer adjusts for:
Commission restructuring charges (j)	—	550			1,877	130	—	—	7,221	1,394	—	—	2,527	—
Adjusted EBITDA, previous definition	$11,338	$10,446			$11,910	$6,577	$17,350	$16,221	$15,595	$18,998	$20,460	$20,403	$27,017	$27,846

(Unaudited)

Quarterly Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

(Unaudited)

	Predecessor			Successor
($ in thousands)	Three Months Ended March 31, 2019	Three Months Ended June 30, 2019	July 1, 2019 through July 10, 2019	July 10, 2019 through September 30, 2019	Three Months Ended September 30, 2019 (Combined)	Three Months Ended December 31, 2019	Three Months Ended March 31, 2020	Three Months Ended June 30, 2020	Three Months Ended September 30, 2020	Three Months Ended December 31, 2020	Three Months Ended March 31, 2021	Three Months Ended June 30, 2021	Three Months Ended September 30, 2021	Three Months Ended December 31, 2021
Net income (loss)	$4,864	$4,156	$(32,763)	$(15,882)	$(48,645)	$(30,939)	$(13,182)	$(83,200)	$(12,060)	$(8,924)	$(17,981)	$(13,351)	$(7,308)	$(17,398)

Add:
Amortization of acquisition-related intangibles (o)	1,980	1,980			9,778	11,591	13,203	13,841	14,240	14,188	16,039	17,270	23,449	23,174
Loss on extinguishment of debt (l)	—	—			1,316	64	—	—	—	—	5,941	—	—	—
Loss on extinguishment of interest rate hedge (m)	—	—			—	—	—	—	—	—	9,080	—	—	—
Non-cash change in fair value of warrant liabilities (n)	—	—			—	15,258	6,898	66,670	(2,740)	—	—	—	—	—
Non-cash change in fair value of contingent consideration (b)	—	—			—	—	—	740	(3,750)	500	2,649	(1,200)	(1,550)	5,947
Non-cash change in fair value of assets and liabilities(c)	—	—			451	1,188	542	10,038	1,475	384	(1,043)	4,355	(3,411)	14,208
Share-based compensation expense (d)	127	124			10,409	12,262	3,523	5,475	5,768	4,679	5,151	5,505	5,573	6,082
Transaction expenses (e)	1,686	810			35,017	2,613	2,869	1,575	3,332	3,147	2,340	6,978	4,425	5,507
Management Fees(t)	100	100			11	—	—	—	—	—	—	—	—	—
Employee recruiting costs (f)	15	—			18	18	—	56	67	92	136	38	256	182
Restructuring and other strategic initiative costs (h)	124	93			80	56	78	112	389	524	628	945	1,362	1,643
Other non-recurring charges (i)	—	—			114	101	130	202	60	762	386	334	667	2,466
Non-cash interest expense (p)	—	—			—	—	—	—	—	—	536	662	662	676
Pro forma taxes at effective rate (q)	—	—			(770)	(832)	(1,697)	(4,427)	(2,034)	(3,655)	(8,722)	(7,693)	(7,048)	(15,535)
Adjusted Net Income, revised definition	$8,896	$7,262			$7,779	$11,381	$12,364	$11,082	$4,747	$11,697	$15,140	$13,843	$17,077	$26,952

Shares of Class A common stock outstanding (on an as-converted basis) (r)					57,531,359	62,840,068	67,130,452	69,623,608	78,885,221	79,524,966	84,578,585	87,734,237	92,581,752	96,357,762
Adjusted Net Income per share, revised definition					$0.14	$0.18	$0.18	$0.16	$0.06	$0.15	$0.18	$0.16	$0.18	$0.28

Revised definition no longer adjusts for:
Commission restructuring charges (j)	—	550			1,877	130	—	—	7,221	1,394	—	—	2,527	—
Change in tax effect of adjustment (s)	—	—			(82)	(6)	—	—	(1,184)	(229)	—	—	(571)	—
Adjusted Net Income, previous definition	$8,896	$7,812			$9,574	$11,505	$12,364	$11,082	$10,784	$12,862	$15,140	$13,843	$19,033	$26,952
Adjusted Net Income per share, previous definition					$0.17	$0.18	$0.18	$0.16	$0.14	$0.16	$0.18	$0.16	$0.21	$0.28

(a)	See footnote (o) for details on amortization and depreciation expenses.
(b)	Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(c)	Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)

Represents compensation expense associated with equity compensation plans, totaling $6,081,869 and $22,311,251 in the three months and year ended December 31, 2021, respectively, and totaling $4,679,451 and $19,445,800 in the three months and year ended December 31, 2020, respectively.

(e)

Primarily consists of (i) during the three months and year ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisitions of Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings, and (ii) during the three months and year ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the business combination with Thunder Bridge Acquisition Ltd. in 2019 (the “Business Combination”) and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus, as well as professional service expenses related to the June 2020 and September 2020 equity offerings.

(f)	Represents payments made to third-party recruiters in connection with a significant expansion of Company personnel, which REPAY expects will become more moderate in subsequent periods.
(g)	Reflects franchise taxes and other non-income based taxes.
(h)

Reflects consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months and years ended December 31, 2021 and 2020.

(i)

For the three months and years ended December 31, 2021 and 2020, reflects extraordinary refunds to clients and other payments related to COVID-19. Additionally, for the three months ended December, 31, 2021, reflects trade names impairment, for the year ended December 31, 2021, reflects non-cash rent expense and loss on disposal of fixed assets, and for the year ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company.

(j)

Represents fully discretionary charges incurred to restructure certain sales representatives’ commission arrangements, by making a one-time payment to the representative to buy out the right to receive future monthly commission payments associated with a portfolio of client contracts. The commission restructuring transactions are subject to negotiation and therefore do not follow a fixed structure, timetable or standard terms. Neither the Company nor the representatives are obligated to offer or accept such restructuring of commission arrangements. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges.

(k)

Does not include adjustments of $8.1 million and $32.6 million for the three months and year ended December 31, 2020, respectively, which were presented as pro forma adjustments in previously filed reports, for incremental depreciation and amortization recorded due to fair-value adjustments for Hawk Parent under ASC 805 as a result of Business Combination.

(l)	Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans.
(m)	Reflects realized loss of REPAY’s interest rate hedging arrangement which terminated in conjunction with the repayment of Term Loans.
(n)	Reflects the mark-to-market fair value adjustments of the warrant liabilities.
(o)

For the three months and year ended December 31, 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. For the three months and year ended December 31, 2020 reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus and CPS. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three months ended December 31,		Year ended December 31,
($ in thousands)	2021	2020	2021	2020
Acquisition-related intangibles	$23,174	$14,188	$79,932	$52,126
Software	2,714	2,291	8,464	7,467
Reseller buyouts	—	15	—	58
Amortization	$25,888	$16,494	$88,396	$59,651
Depreciation	424	282	1,296	1,156
Total Depreciation and amortization (1)	$26,312	$16,776	$89,692	$60,807

1)

Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(p)	Represents non-cash deferred debt issuance costs.
(q)

Represents pro forma income tax adjustment effect associated with items adjusted above and the tax effect adjustment of removing legacy commission restructuring charges. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges and their tax effects.

(r)

Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis) for the three months and years ended December 31, 2021 and 2020. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026. See additional information below for an analysis of REPAY’s shares of Class A common stock outstanding:

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Weighted average shares of Class A common stock outstanding - basic	88,431,186	71,166,120	83,318,189	52,180,911
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	7,926,576	8,358,846	7,946,323	21,192,195
Shares of Class A common stock outstanding (on an as-converted basis)	96,357,762	79,524,966	91,264,512	73,373,106
(s)

Represents tax effect adjustment of legacy commission restructuring charges. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges and their tax effects.

(t)	Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination.